Investor Presentation East Coast IDEAS Conference June 2026

Safe Harbor Statements and Non-GAAP Financial Measures Certain statements in this Annual Report on Form 10-K constitute forward-looking statements within the meaning of the federal securities laws, which are subject to the "safe harbor" created by Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").. As a general matter, forward-looking statements are those focused upon future plans, objectives or performance as opposed to historical items and include statements of anticipated events or trends and expectations and beliefs relating to matters not historical in nature. Such forward-looking statements involve known and unknown risks and are subject to uncertainties and factors relating to Core Molding Technologies' operations and business environment, all of which are difficult to predict and many of which are beyond Core Molding Technologies' control. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expect,” “intend,” “plans,” “projects,” “believes,” “estimates,” “encouraged,” “confident” and similar expressions are used to identify these forward-looking statements. These uncertainties and factors could cause Core Molding Technologies' actual results to differ materially from those matters expressed in or implied by such forward-looking statements. Core Molding Technologies believes that the following factors, among others, could affect its future performance and cause actual results to differ materially from those expressed or implied by forward-looking statements made in this presentation: business conditions in the plastics, transportation, power sports, utilities and commercial product industries (including changes in demand for truck production); federal and state regulations (including engine emission regulations); general economic, social, regulatory (including foreign trade policy) and political environments in the countries in which Core Molding Technologies operates; changes in U.S. trade policy, including tariffs and related foreign relations; the adverse impact of coronavirus (COVID-19) global pandemic on our business, results of operations, financial position, liquidity or cash flow, as well as impact on customers and supply chains; safety and security conditions in Mexico; fluctuations in foreign currency exchange rates; disruptions in financial markets and the availability and cost of credit; dependence upon certain major customers as the primary source of Core Molding Technologies’ sales revenues; efforts of Core Molding Technologies to expand its customer base and replace lost or transitioning programs; the cyclical nature of the industries and markets we serve; the ability to develop new and innovative products and to diversify markets, materials and processes and increase operational enhancements; ability to accurately quote and execute manufacturing processes for new business; the actions of competitors, customers, and suppliers; failure of Core Molding Technologies’ suppliers to perform their obligations; the availability and pricing of raw materials, including supply chain disruptions and inflationary pressures; long-term fixed price customer contracts; labor relations, labor availability and competition for skilled workers, as well as possible work stoppages or labor disruptions at one or more of our union locations or one of our customer or supplier locations; the loss or inability of Core Molding Technologies to attract and retain key personnel; risks associated with foreign operations in Mexico and Canada; the ability to successfully identify, evaluate and manage potential acquisitions and strategic initiatives; federal, state and local environmental laws and regulations; climate change, weather severity and energy prices; the availability of sufficient capital; the ability of Core Molding Technologies to provide on-time delivery to customers, which may require additional shipping expenses to ensure on-time delivery or otherwise result in late fees and other customer charges; risk of cancellation, delay or change in scope of orders or projects; inadequate insurance coverage to protect against potential hazards; equipment and machinery failure; product liability, recall and warranty claims; the inability to protect proprietary information and intellectual property rights; risks associated with the use of artificial intelligence in our business and operations; cybersecurity incidents; our ability to maintain effective internal control over financial reporting and comply with debt covenants; impairment charges related to goodwill or other intangible assets; tax policy changes or adverse tax audits; stock price volatility; and other risks identified from time to time in Core Molding Technologies’ other public documents on file with the Securities and Exchange Commission, including those described in Item 1A of the December 31, 2025 Annual Report on Form 10-K. This presentation includes certain non-GAAP financial measures to describe our performance. The reconciliation of those measure to GAAP measures are provided within the appendix of the presentation. Those disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. June 2026Core Molding Investor Presentation 2

Why Invest in Core June 2026Core Molding Investor Presentation 3 45+ Years of Award Winning Manufacturing Excellence Competitive Moat, Sole Sourced, High Barriers to Entry Large, Diverse Addressable Markets Long-term Relationships w/ Blue-chip Companies Specialized Ultra Large Molding Capability Disciplined Capital Investment Approach Organic Growth and Recent New Wins Multi-year Improving Gross Margin Trends

Our “Must Win Battle” Transformation Journey June 2026Core Molding Investor Presentation 4 Operational • Fix equipment Financial • Bank refinancing Organizational • Getting the right people on the bus Customers • Maintain customers Organizational • “Great Place to Work” initiative Innovation • Design, Functionality, and Durability Diversification • New, growing end markets Operational • Standardize the basics Dig out | Back to Basics Innovation | Diversification Leverage Improvements Sales Expansion | Investments Culture as a Competitive Advantage 2019/2020 Turnaround 2021 Product Focused 2022/2023 Institutionalize Operating Systems 2024/2025 Invest For Growth Pricing • Fix or get out, contract adjustments Operational • Continuous improvement system, process optimization Organizational • Leadership development Organizational • Front Line Leadership Development, technical skill development Sales & Marketing • Wallet share expansion Growth • Organic growth investments • New processes • Footprint • New Revenue Streams 0.0% 5.0% 10.0% 15.0% 20.0% 2019 2020 2021 2022 2023 2024 2025 Gross Margin %

About Core Molding June 2026Core Molding Investor Presentation 5 We are the most reliable, innovative and responsive partner in engineered materials and manufacturing solutions. Headquartered in Columbus, OH Employees 1,239 NYSE American CMT Russell 3000 45 Year Legacy Total Sales 2025 $274M Adjusted EBITDA 2025 $30.7M (1) Diversified Markets United States 38% Mexico 43% Canada 19% (1) Adjusted EBITDA is a non-GAAP financial measure as defined and reconciled later in this presentation. Gross Margin 2025 17.4% Based on 2025 sales by Core production location.

Our Large North American Manufacturing Footprint June 2026Core Molding Investor Presentation 6 *Based on 2025 Product Sales 34% 20%18% 13% 6% 9% Product Sales by Facility* Columbus, OH Cobourg, Ontario Winona, MN Gaffney, SC >1.3M Square Feet 82 Presses Presses up to 5500 Ton USMCA Compliant Products Matamoros, MX Monterrey, MX

Supplying Products to Industry Leaders in Growing Industries


2025 Net Product Sales By Industry
Transportation / Heavy Truck
44%
27%
Power Sports
10%
Building Products
19%
Industrial, Utilities & Other

Long-term relationships
with blue-chip companies providing **single-source** manufacturing arrangements with key customers

Truck	INTERNATIONAL, VOLVO, PACCAR, HINO
Powersports	YAMAHA, BRP, POLARIS
Building Products	Deckorators, JELD-WEN
Industrial and Utilities	Oldcastle APG (A CRH COMPANY), xylem (Let's Solve Water), GENERAC

CORE MOLDING TECHNOLOGIES
Core Molding Investor Presentation
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Selected Financial Information June 2026Core Molding Investor Presentation 8 2026 Q1 Trailing Twelve Months ● Company focus on operational improvements and portfolio profitability driving higher earnings ● Adjusted EBITDA as % of sales of 11.4% ● Disciplined capital deployment approach focused on increasing ROCE ● Excluding ~ $23M of accumulated cash to be redeployed, 2026 ROCE = 10.7% $377 $358 $302 $274 $271 $0 $50 $100 $150 $200 $250 $300 $350 $400 2022 2023 2024 2025 TTM March 2026 Total Sales in millions $31.9 $42.9 $33.8 $30.7 $30.9 0.0% 5.0% 10.0% 15.0% $0 $10 $20 $30 $40 $50 2022 2023 2024 2025 TTM March 2026 Adj EBITDA in millions / % of Sales (1) Adj EBITDA EBITDA % 12.7% 16.4% 10.7% 9.0% 9.3% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 2022 2023 2024 2025 TTM March 2026 Adj Return on Capital Employed (ROCE) (1) 14.2% (2) 11.5% (2) 10.7% (2) (1) Adjusted EBITDA and ROCE are non-GAAP financial measure as defined and reconciled later in this presentation. (2) ROCE excluding accumulated cash.

Capital Allocation Priorities June 2026Core Molding Investor Presentation 9 Multifaceted allocation strategy to maximize shareholder value Maintain Strong Balance Sheet • Zero net debt – Cash balance of $24M as of March 2026 • Current leverage ratio of less than one times Adjusted EBITDA • Available liquidity flexibility to take advantage of opportunities Organic Growth • Capital investments meeting Company’s return requirements • Projected sustaining capital spend in 2026 of $7-10M • Executing $25M expansion of Mexico manufacturing footprint in 2026 • Total capex of $25-30M spend during 2026. M&A • Tuck in acquisitions • Valuations of $25 - $50M • Disciplined evaluation process to identify appropriate opportunities Return Capital to Shareholders • Share repurchase is preferred method • In March 2026 increased share repurchase program $6.5M • During 2026 repurchased 24,545 shares at average $18.62 share price.

June 2026Core Molding Investor Presentation 10 Three Year Summary ~$89M Operating cash flow $51M free cash flows $12M Reinvestment to support Company growth Excluding growth capex $63M Capacity in place to support $425 to $475 million of revenues Cash Flows and Reinvestment in millions Operating Cash Flows Sustaining Capex Growth Capex Free Cash Flows Free Cash Flows Excluding Growth Capex 2023 $ 34.8 $ 6.1 $ 3.0 $ 25.7 $ 28.7 2024 $ 35.1 $ 9.0 $ 2.5 $ 23.6 $ 26.1 2025 $ 19.2 $ 10.8 $ 6.5 $ 1.9 $ 8.4 Total $ 89.1 $ 25.9 $ 12.0 $ 51.2 $ 63.2 3 Year Avg. $ 29.7 $ 8.6 $ 4.0 $ 17.1 $ 21.1 TTM March 2026 $ 3.9 $ 9.4 $ 9.9 $ (15.4) $ (5.5)

Long Term Financial Goals June 2026Core Molding Investor Presentation 11 Our Three to Five Year Financial Targets Revenues >$500M • Organic growth • Acquisitions • Truck cycle recovery Operating Income 8%-10% • Operational improvements • Value selling • Leverage fixed costs Return on Capital Employed 14%-16% • Investment in capacity and automation • Acquisitions • Working Capital Management

Addressable Market = Driven by Material Conversions

Opportunities for growth across diverse industries across North America



Composites Industry Growth

- Composite materials are growing at approximately 7–8% CAGR globally across end markets.
- Conversion of wood, concrete, and metal to composites continues to allow composites to shine.



Growth Driven by Material Conversions

- Lightweighting vs steel/aluminum
- Tariff increases on metals has supported composites
- Sustainability and fuel economy
- Part design flexibility and part consolidation


WALLET SHARE GROWTH
are Core Molding

New and Existing Customers and Markets

- We continue to grow wallet share with truck customers.
- We continue to grow wallet share with powersports customer.
- We are focusing new opportunities on ConAg with topcoat paint.
- We are focusing effort on winning SMC Compound across building product and industrial & utilities.

Broad Market Opportunities

- Heavy Truck / Transportation ($8-10B)
- Powersports / Off Highway ($1-2B)
- Construction & Agriculture ($0.5-24B)
- Industrial & Utilities ($8-12B)
- Building Products ($5-40B)
- Aerospace / Defense ($1-10B)

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Large & Ultra-large Molding Solutions, Creating Value, Sustainable

Why Customers Choose Core

- Large Part - Durability
- Corrosion Resistance
- Cost Savings
- Parts Consolidation
- Light Weighting
- Recyclability

Truck



Powersports



Building Products



Industrial and Utilities



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Organic Growth / Investment in Future Growth

Photo of actual building in MTY March 2026



Photo of MAT Press Expansion May 2026



Won $150M contract for Volvo roofs to be launched in our Matamoros facility, with production starting in Q1 of 2027.

- Adjusted EBITDA accretive in the first full year and return on capital employed above 5 yr target of 16% ROCE.
- Contractual agreement aligned to return on capital employed.

Core Investing $25M to:

- Expand Matamoros to become the #1 sleeper roof provided in North America including 2 brand new 4500 ton state of the art hydraulic presses.
- New 200K ft^2 facility in Monterrey which allows us to consolidate current 55k ft^2 facility and a 30k ft^2 warehouse.
- Transfer DCPD molding to better service current customers in Monterrey creating transportation savings.
- Adding Topcoat paint to enable full-service supply and the pursuit of molded and painted products for Con-Ag.

CORE MOLDING TECHNOLOGIES
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June 2026Core Molding Investor Presentation 15 Medical Automotive EV Battery Enclosures Construction Vehicles SMC and Top Coat Paint Aerospace New/Expand Industry Verticals

New wins! - $45M in 2024, $63M in 2025, $17M in Q1 June 2026Core Molding Investor Presentation 16 Replacement $20M Incremental $105M Progress on our recent Must Win Battle: Invest for Growth Truck Roof Truck Roof Door Skin SMC 3 Projects UTV Skid Plate Elec. Pickup Bed Utility Battery Enclosures Misc Projects SMC Compound 26 Projects $20 1/3 launched 2/2 launched Q4 SOP Q4 SOP Q127 SOP Q4 SOP

Core’s Unique Differentiators and Award-Winning Solutions Core Molding Investor Presentation 17 Why Customers Stay with Core Lightweight = Lower Total Costs High Strength to Weight Innovative Material & Process Development Multi-Composite Design Flexibility • Total installation cost 15% lower • 10X Faster installation • High performance vs Cost = Value • Durability and Corrosion resistance • Large format / One-piece Design • Design Flexibility • Value Added Features • High value integrated design: Unique Solutions • Increased Strength / Durability June 2026

Case Study: Offering Part Consolidation Solutions June 2026Core Molding Investor Presentation 18 Unique Solutions Create Optimized Design Easier installation / Reduced Labor Improved Employee Safety / Reduced Injuries / OSHA Simplified assembly / Reduced Labor for the customer Integrated with the customer development (Early in the development process) Unique capability to create large format product solutions ● All fasteners, engine mounts and transducer molded into one part ● Fiber reinforced tape molded into side for side impact strength Polymer Concrete Lid 90 Lbs. Composite Lid 25 Lbs.

Case Study: Offering Part Consolidation Solutions June 2026Core Molding Investor Presentation 19 Unique Solutions Create Optimized Design Problem: Consumer Safety identified risk of debris penetration hazard on ROV and UTV Solution: Part capable to stop 355J of energy impact over a 1-inch wood stake. Through engineering partnership with customer, we were able to avoid steel and keep the solution composite. No issue with noise (rock noises) Lower coefficient of friction (slide over obstacles) No paint or risk of corrosion over time

Thank You for your interest in Core Molding Technologies

Visibility to sales over $300M in 2027

- Truck market cycles are challenging, but they also give us confidence of recovery over the next two years
- Large OEM projects for truck and powersports provide for consistent demand and an ability to forecast the future growth with confidence.

Maintained strong gross margins during truck cycle

- Historically gross margins were challenged by "low cycle"
- Demonstrated maintaining 17-19% GM on lower sales
- We anticipate economies of scale as sales comes back

Core will be the #1 producer of sleeper roofs

- Our Matamoros plant will be producing over 1,000 sleeper roofs per week
- Complete with two 4,500t, one 5,000t, and one 5,500t press fleet

We are the #1 producer of personal watercraft (PWC)

- We have content of hulls, mid-decks, and liners
- We estimate 85% of the global PWC market share and these customers come to Core for our composite solutions.



CORE MOLDING TECHNOLOGIES
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Appendix June 2026

Net Income (Loss) to Adjusted EBITDA Reconciliation

In thousands	Twelve Months Ended December 31,									
	2017	2018	2019	2020	2021	2022	2023	2024	2025	TTM March 2026
Net income (loss)	$ 5,549	$ (4,782)	$ (15,223)	$ 8,165	$ 4,671	$ 12,203	$ 20,324	$ 13,299	$ 11,195	$ 9,617
Income tax expense (benefit)	$ 2,286	$ (664)	$ (355)	$ (3,618)	$ 4,248	$ 2,382	$ 5,422	$ 4,182	$ 3,482	$ 2,922
Other expenses(1)	$ 245	$ 2,394	$ 4,144	$ 5,923	$ 2,149	$ 3,418	$ 791	$ (786)	$ (459)	$ (396)
Depreciation and amortization	$ 6,240	$ 9,384	$ 10,376	$ 10,775	$ 11,130	$ 11,603	$ 12,831	$ 13,318	$ 12,830	$ 12,673
Share-based compensation	$ 1,331	$ 1,743	$ 1,564	$ 1,355	$ 1,886	$ 2,329	$ 2,923	$ 2,495	$ 1,788	$ 1,652
Goodwill impairment	$ -	$ 2,403	$ 4,100	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Facility closure, Mexico Expansion and severance costs(2)	$ -	$ -	$ -	$ -	$ 2,581	$ -	$ 570	$ 1,294	$ 1,875	$ 4,401
Adjusted EBITDA*	$ 15,561	$ 10,478	$ 4,606	$ 22,600	$ 26,665	$ 31,935	$ 42,861	$ 33,802	$ 30,711	$ 30,869
Adjusted EBITDA % of Revenues	9.1%	3.9%	1.6%	10.2%	8.7%	8.5%	12.0%	11.2%	11.2%	11.4%

(1) Includes net interest expense, non-cash periodic post retirement costs and loss on extinguishment of debt.

(2) Reflects facility closure, Mexico Expansion and severance payments.

Reconciliation of GAAP to Non-GAAP Financial Measures

* Adjusted EBITDA represents net income before, as applicable from time to time, (i) interest expense, net, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization of long-lived assets, (iv) share based compensation expense, (v) non-reoccurring charges including restructuring costs, plant closure costs, goodwill impairment charges, (vi) nonrecurring legal settlement costs and associated legal expenses unrelated to the Company's core operations. This metrics is a supplemental measures of our operating performance that are neither required by, nor presented in accordance with, GAAP. This measure has limitations as an analytical tool and should not be considered in isolation or as an alternative to performance measure derived in accordance with GAAP as an indicator of our operating performance. We present Adjusted EBITDA because management uses this measure as key performance indicators, and we believe that securities analysts, investors and others use this measure to evaluate companies in our industry. Our calculation of this measure may not be comparable to similarly named measures reported by other companies. The above table presents a reconciliation of net income (loss), the most directly comparable measure calculated in accordance with GAAP, to Adjusted EBITDA for the periods presented.

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Year-End and Return on Capital Employed ("ROCE") Reconciliation

in thousands	2021	2022	2023	2024	2025	TTM March 2026
EBIT	$ 11,068	$ 18,003	$ 26,537	$ 16,695	$ 14,218	$ 12,143
Plant Closure, Mexico Expansion and Severance Costs[1]	$ 2,581	$ -	$ -	$ 1,294	$ 1,875	$ 4,401
Adjusted EBIT	**$ 13,649**	**$ 18,003**	**$ 26,537**	**$ 17,989**	**$ 16,093**	**$ 16,544**

	December31,					
	2021	2022	2023	2024	2025	March 31, 2026
Shareholders' Equity	$ 100,095	$ 116,125	$ 138,953	$ 147,361	$ 158,171	$ 158,221
Debt						
Short Term Portion of Term Debt	3,943	1,208	1,468	1,814	2,075	2,231
Long Term Portion of Term Debt	21,251	22,986	21,519	19,706	17,639	17,035
Revolver	4,424	1,864	-	-	-	-
Total Capital Employed	$ 129,713	$ 142,183	$ 161,940	$ 168,881	$ 177,885	$ 177,487
ROCE	10.5%	10.5%	16.4%	10.7	9.0%	9.3%

(1) Reflects Cincinnati facility closing and severance costs
(2) ROCE excluding accumulated cash

in thousands	2025	TTM March 2026
EBIT	$ 14,218	$ 12,143
Plant Closure and Severance Costs[1]	$ 1,875	$ 4,401
Adjusted EBIT	**$ 16,093**	**$ 16,544**

	2025[2]	TTM March 2026[2]
Shareholders' Equity	$ 158,171	$ 158,221
Debt		
Short Term Portion of Term Debt	2,075	2,231
Long Term Portion of Term Debt	17,639	17,035
Accumulated Cash	(38,058)	(23,507)
Total Capital Employed	$ 139,827	$ 153,980
ROCE	11.5%	10.7%

Reconciliation of GAAP to Non-GAAP Financial Measures

* Return on Capital Employed represents net income before, as applicable from time to time, (i) interest expense, net, (ii) provision (benefit) for income taxes, (iii) restructuring and plant closure costs, (iv) nonrecurring legal settlement costs and associated legal expenses unrelated to the Company's core operations divided by Total Capital Employed which includes (i) Shareholders' Equity, (ii) term debt, and (iii) revolving debt. This metrics is a supplemental measure of our operating performance that are neither required by, nor presented in accordance with, GAAP. This measure has limitations as an analytical tool and should not be considered in isolation or as an alternative to performance measure derived in accordance with GAAP as an indicator of our operating performance. We present ROCE because management uses this measure as key performance indicators, and we believe that securities analysts, investors and others use these measures to evaluate companies in our industry. Our calculation of this measure may not be comparable to similarly named measures reported by other companies.

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Class 8 Truck Market Forecast / Overview – From ACT June 2026Core Molding Investor Presentation 24 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 Annual Class 8 Truck Production (units) - per ACT Actual Build Rates – units/year Comments from latest ACT Report: - EPA’27 cost increases on horizon, an aging fleet, Feb order books strong leading to near term class 8 forecasts were raised 6% for 2026 and 2027. - Conflict with Iran brings into question macro economic factors. - Medium duty truck (not shown in charts) expected flat in 2026, increasing in 2027. Orange bar represents average vehicle production June 2025 – Forecast from ~9 months ago. April 2026 – Forecast from recent month.

Contacts June 2026Core Molding Investor Presentation 25 Company Contact Alex Panda Chief Financial Officer apanda@coremt.com Investor Contact Sandy Martin / Steven Hooser Three Part Advisors 214.616.2207